Unum Group

First Quarter 2026

Statistical Supplement

Unum Group
Statistical Supplement First Quarter 2026

 TABLE OF CONTENTS
(in millions of dollars, except share data and where noted)
Interim Results are Unaudited

Page
Financial Highlights	1
Capital Metrics	2
Ratings	3
Consolidated Statements of Income	4
Sales Data by Segment	5
Consolidated Balance Sheets	6
Financial Results by Segment	7
Quarterly Historical Financial Results by Segment	8
Financial Results and Selected Statistics by Segment
Unum US	9
Unum International	10
Colonial Life	11
Closed Block	12
Corporate	13
Investments	14
Appendix to Statistical Supplement	15

See "Appendix to Statistical Supplement" on page 15 for a summary of significant items and page 15.3 for a reconciliation of our non-GAAP financial measures.

N.M. = not a meaningful percentage

Unum Group Financial Highlights
We applied updates to prior year reported information throughout this document to align to current year presentation. See "Appendix to the Statistical Supplement" beginning on page 15 for more information regarding this update.

	Three Months Ended		Year Ended
	3/31/2026	3/31/2025	12/31/2025	12/31/2024
Consolidated U.S. GAAP Results¹
Premium Income	$2,794.0	$2,702.9	$10,831.0	$10,497.4

Segment Adjusted Operating Revenue	$3,360.2	$3,298.4	$13,182.1	$12,921.9
Net Investment Loss	(5.0)	(206.8)	(106.6)	(34.6)
Total Revenue	$3,355.2	$3,091.6	$13,075.5	$12,887.3

Net Income	$232.0	$189.1	$738.5	$1,779.1
Net Income Per Common Share:
Basic	$1.41	$1.06	$4.28	$9.49
Assuming Dilution	$1.41	$1.06	$4.27	$9.46

Assets	$62,714.3	$62,459.8	$63,519.4	$61,959.3
Liabilities	$51,821.9	$51,245.8	$52,400.3	$50,998.2
Stockholders' Equity	$10,892.4	$11,214.0	$11,119.1	$10,961.1
Adjusted Stockholders' Equity	$12,211.7	$12,753.3	$12,471.1	$12,801.6

Adjusted Operating Return on Equity
Unum US	25.0%	23.0%	22.8%	25.2%
Unum International	10.9%	15.4%	14.8%	15.6%
Colonial Life	19.2%	18.6%	18.2%	19.7%
Core Operating Segments	21.7%	21.0%	20.6%	22.7%

Traditional U.S. Life Insurance Companies' Statutory Results[2]
Net Gain from Operations, After Tax	$314.0	$489.8	$652.5	$1,337.0
Net Realized Capital Loss, After Tax	(0.5)	(38.5)	(18.5)	(14.6)

Net Income	$313.5	$451.3	$634.0	$1,322.4

Capital and Surplus	$4,031.2	$4,190.3	$3,770.6	$3,909.7

Weighted Average Risk-based Capital Ratio	~ 460%	~ 460%	~ 440%	~ 430%

[1] Generally Accepted Accounting Principles
[2] Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America, First Unum Life Insurance Company, Colonial Life & Accident Insurance Company, The Paul Revere Life Insurance Company, Unum Insurance Company, Provident Life and Casualty Insurance Company, and Starmount Life Insurance Company.

Unum Group Capital Metrics

	3/31/2026		3/31/2025		12/31/2025		12/31/2024
	(in millions)	per share	(in millions)	per share	(in millions)	per share	(in millions)	per share
Total Stockholders' Equity (Book Value)	$10,892.4	$67.76	$11,214.0	$63.78	$11,119.1	$67.11	$10,961.1	$61.38
Excluding:
Net Unrealized Loss on Securities	(2,432.3)	(15.13)	(2,333.2)	(13.27)	(2,003.1)	(12.09)	(2,755.2)	(15.43)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	1,395.1	8.68	1,019.1	5.80	929.9	5.61	1,185.4	6.64
Net Loss on Derivatives	(282.1)	(1.76)	(225.2)	(1.28)	(278.8)	(1.68)	(270.7)	(1.51)
Subtotal	12,211.7	75.97	12,753.3	72.53	12,471.1	75.27	12,801.6	71.68
Excluding:
Foreign Currency Translation Adjustment	(268.6)	(1.67)	(300.7)	(1.71)	(245.6)	(1.48)	(343.0)	(1.93)
Subtotal	12,480.3	77.64	13,054.0	74.24	12,716.7	76.75	13,144.6	73.61
Excluding:
Unrecognized Pension and Postretirement Benefit Costs	(207.6)	(1.29)	(338.8)	(1.93)	(210.9)	(1.27)	(340.2)	(1.90)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Loss	$12,687.9	$78.93	$13,392.8	$76.17	$12,927.6	$78.02	$13,484.8	$75.51

Dividends Paid	$78.4	$0.46	$77.3	$0.42	$307.2	$1.76	$296.6	$1.570

	Three Months Ended		Year Ended
	3/31/2026	3/31/2025	12/31/2025	12/31/2024
Shares Repurchased (millions)[1]	5.4	3.3	13.6	15.7
Cost of Shares Repurchased (millions)[2]	$402.4	$202.6	$1,011.7	$979.3
Price (UNM closing price on last trading day of period)	$73.03	$81.46	$77.50	$73.03

Leverage Ratio	23.9%	23.0%	23.6%	22.9%

Holding Company Liquidity (millions)	$1,726	$2,215	$2,344	$1,987

[1]For the three months ended March 31, 2025, and for the year ended December 31, 2025, $0.7 million shares were included related to the settlement of the November 2024 accelerated share repurchase agreement (ASR) which occurred in February 2025.

[2]Includes commissions of $0.1 million for the three months ended March 31, 2026, $0.5 million for the three months ended March 31, 2025, $1.9 million for the year ended December 31, 2025, and a de minimis amount for the year ended December 31, 2024. There was excise tax of $3.7 million and $2.1 million for the three months ended March 31, 2026 and 2025, respectively, and $9.8 million and $8.3 million for the years ended December 31, 2025 and 2024, respectively. Also included for the year ended December 31, 2024 is $80.3 million related to shares which settled in February 2025 in connection with the November 2024 ASR agreement.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Outlook	Stable	Stable	Stable	Stable

Senior Unsecured Debt Ratings	bbb+	BBB	Baa2	BBB

Financial Strength Ratings
Provident Life and Accident Insurance Company	A	A	A2	A
Unum Life Insurance Company of America	A	A	A2	A
First Unum Life Insurance Company	A	A	A2	A
Colonial Life & Accident Insurance Company	A	A	A2	A
The Paul Revere Life Insurance Company	A	A	A2	A
Unum Insurance Company	A	A	A2	NR
Provident Life and Casualty Insurance Company	A	A	NR	NR
Starmount Life Insurance Company	A	NR	NR	NR
Unum Limited	NR	NR	NR	A-

NR = not rated

Unum Group Consolidated Statements of Income

	Three Months Ended		Year Ended
	3/31/2026	3/31/2025	12/31/2025	12/31/2024
Revenue
Premium Income	$2,794.0	$2,702.9	$10,831.0	$10,497.4
Net Investment Income	483.4	513.2	2,032.7	2,130.0
Net Investment Loss	(5.0)	(206.8)	(106.6)	(34.6)
Other Income	82.8	82.3	318.4	294.5
Total Revenue	3,355.2	3,091.6	13,075.5	12,887.3

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	2,004.0	1,871.0	8,065.3	6,917.9
Commissions	368.5	343.2	1,355.3	1,258.6
Interest and Debt Expense	53.1	52.0	208.8	201.1
Deferral of Acquisition Costs	(190.6)	(172.6)	(697.1)	(651.5)
Amortization of Deferred Acquisition Costs	134.2	125.4	527.1	521.0
Other Expenses	683.3	629.0	2,682.6	2,388.9
Total Benefits and Expenses	3,052.5	2,848.0	12,142.0	10,636.0

Income Before Income Tax	302.7	243.6	933.5	2,251.3
Income Tax Expense	70.7	54.5	195.0	472.2

Net Income	$232.0	$189.1	$738.5	$1,779.1

Weighted Average Shares Outstanding
Basic	164.1	178.3	172.5	187.5
Assuming Dilution	164.4	178.9	172.9	188.1

Actual Number of Shares Outstanding	160.7	175.8	165.7	178.6

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Year Ended
	3/31/2026	3/31/2025	% Change	12/31/2025	12/31/2024
Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 employees)	$93.5	$70.9	31.9%	$527.8	$512.6
Large Case Market	52.3	48.5	7.8	351.5	363.7
Subtotal	145.8	119.4	22.1	879.3	876.3
Supplemental and Voluntary	189.3	158.1	19.7	479.6	490.7
Total Sales	$335.1	$277.5	20.8	$1,358.9	$1,367.0

Unum Group Sales Data for Unum International Segment

	Three Months Ended			Year Ended
(in millions of dollars)	3/31/2026	3/31/2025	% Change	12/31/2025	12/31/2024
Sales by Market Sector
Unum UK
Group Long-term Disability and Group Life
Core Market (< 500 employees)	$10.2	$11.2	(8.9)%	$48.2	$41.8
Large Case Market	11.7	6.8	72.1	70.0	73.8
Subtotal	21.9	18.0	21.7	118.2	115.6
Supplemental	11.2	8.7	28.7	32.8	34.9
Unum Poland	9.0	10.2	(11.8)	46.2	36.4
Total Sales	$42.1	$36.9	14.1	$197.2	$186.9

Unum UK Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 employees)	£7.6	£8.9	(14.6)%	£36.6	£32.8
Large Case Market	8.6	5.4	59.3	52.8	57.8
Subtotal	16.2	14.3	13.3	89.4	90.6
Supplemental	8.3	7.0	18.6	25.0	27.5
Total Sales	£24.5	£21.3	15.0	£114.4	£118.1

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Year Ended
	3/31/2026	3/31/2025	% Change	12/31/2025	12/31/2024
Sales by Market Sector
Commercial Sector
Core Market (< 1,000 employees)	$70.5	$69.8	1.0%	$343.5	$331.9
Large Case Market	9.8	9.3	5.4	71.8	65.1
Subtotal	80.3	79.1	1.5	415.3	397.0
Public Sector	26.0	26.2	(0.8)	145.0	135.2
Total Sales	$106.3	$105.3	0.9	$560.3	$532.2

5. 2

Unum Group Consolidated Balance Sheets

	March 31	December 31
	2026	2025
Assets

Investments
Fixed Maturity Securities - at fair value	$33,300.8	$33,056.6
Mortgage Loans	2,066.3	2,109.5
Policy Loans	3,702.9	3,668.1
Other Long-term Investments	1,664.8	1,670.4
Short-term Investments	2,055.3	3,016.2
Total Investments	42,790.1	43,520.8

Other Assets
Cash and Bank Deposits	192.6	158.2
Accounts and Premiums Receivable	1,614.4	1,429.8
Reinsurance Recoverable	11,310.9	11,574.6
Accrued Investment Income	582.0	596.0
Deferred Acquisition Costs	2,974.4	2,920.3
Goodwill	353.0	353.9
Property and Equipment	509.3	503.7
Deferred Income Tax	37.2	79.5
Other Assets	2,350.4	2,382.6

Total Assets	$62,714.3	$63,519.4

Unum Group Consolidated Balance Sheets - Continued

	March 31	December 31
	2026	2025
Liabilities and Stockholders' Equity

Liabilities
Future Policy Benefits	$37,300.5	$38,017.0
Policyholders' Account Balances	5,736.0	5,636.4
Unearned Premiums	509.1	412.8
Other Policyholders’ Funds	1,472.6	1,479.7
Income Tax Payable	87.6	52.2
Deferred Income Tax	41.0	38.8
Long-term Debt	3,762.0	3,767.6
Other Liabilities	2,913.1	2,995.8

Total Liabilities	51,821.9	52,400.3

Stockholders’ Equity
Common Stock	19.6	19.6
Additional Paid-in Capital	1,602.1	1,593.0
Accumulated Other Comprehensive Loss	(1,795.5)	(1,808.5)
Retained Earnings	13,498.9	13,345.3
Treasury Stock - at cost	(2,432.7)	(2,030.3)

Total Stockholders’ Equity	10,892.4	11,119.1

Total Liabilities and Stockholders’ Equity	$62,714.3	$63,519.4

6. 1

Unum Group Balance Sheets by Segment - March 31, 2026

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$5,537.1	$1,837.5	$4,310.4	$11,685.0	$2,869.6	$3,534.1	$20,596.0	$4,105.4	$42,790.1
Deferred Acquisition Costs	66.0	61.2	1,104.4	1,231.6	75.6	1,667.2	—	—	2,974.4
Goodwill	10.1	—	271.1	281.2	44.1	27.7	—	—	353.0
Reinsurance Recoverable	25.2	8.8	410.5	444.5	121.5	5.5	10,739.4	—	11,310.9
All Other	423.9	315.1	119.6	858.6	551.1	97.9	1,167.8	2,610.5	5,285.9
Total Assets	$6,062.3	$2,222.6	$6,216.0	$14,500.9	$3,661.9	$5,332.4	$32,503.2	$6,715.9	$62,714.3

Liabilities
Future Policy Benefits	$4,521.6	$779.2	$3,059.6	$8,360.4	$2,248.5	$2,013.5	$24,678.1	$—	$37,300.5
Policyholders' Account Balances	—	—	659.0	659.0	—	855.7	4,114.8	106.5	5,736.0
Unearned Premiums	3.5	6.6	60.8	70.9	268.4	47.9	121.9	—	509.1
Other Policyholders' Funds	39.1	775.0	31.2	845.3	70.6	8.2	548.5	—	1,472.6
Debt	—	—	—	—	—	—	—	3,762.0	3,762.0
All Other	49.6	28.5	209.3	287.4	167.3	84.1	586.9	1,916.0	3,041.7
Total Liabilities	4,613.8	1,589.3	4,019.9	10,223.0	2,754.8	3,009.4	30,050.2	5,784.5	51,821.9

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,420.0	694.6	2,156.2	4,270.8	853.2	2,133.9	3,487.4	1,466.4	12,211.7
Net Unrealized Loss on Securities and Net Loss on Derivatives	(150.0)	(79.7)	(172.3)	(402.0)	(149.8)	(100.8)	(1,526.8)	(535.0)	(2,714.4)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	178.5	18.4	212.2	409.1	203.7	289.9	492.4	—	1,395.1
Total Allocated Stockholders' Equity	1,448.5	633.3	2,196.1	4,277.9	907.1	2,323.0	2,453.0	931.4	10,892.4

Total Liabilities and Allocated Stockholders' Equity	$6,062.3	$2,222.6	$6,216.0	$14,500.9	$3,661.9	$5,332.4	$32,503.2	$6,715.9	$62,714.3

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with our target capital levels for regulatory and rating agency purposes. We modify this formula periodically to recognize changes in the views of capital requirements.
6. 2

Unum Group Balance Sheets by Segment - December 31, 2025

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$5,685.7	$1,827.5	$4,314.6	$11,827.8	$3,183.2	$3,420.8	$21,459.4	$3,629.6	$43,520.8
Deferred Acquisition Costs	63.6	57.6	1,087.5	1,208.7	72.1	1,639.5	—	—	2,920.3
Goodwill	10.1	—	271.1	281.2	45.0	27.7	—	—	353.9
Reinsurance Recoverable	26.2	7.6	410.1	443.9	93.3	4.6	11,032.8	—	11,574.6
All Other	386.5	326.9	160.3	873.7	254.4	197.3	1,395.6	2,428.8	5,149.8
Total Assets	$6,172.1	$2,219.6	$6,243.6	$14,635.3	$3,648.0	$5,289.9	$33,887.8	$6,058.4	$63,519.4

Liabilities
Future Policy Benefits	$4,591.6	$802.4	$3,099.4	$8,493.4	$2,404.3	$2,032.0	$25,087.3	$—	$38,017.0
Policyholders' Account Balances	—	—	665.7	665.7	—	858.9	4,111.8	—	5,636.4
Unearned Premiums	1.3	5.7	41.7	48.7	201.5	46.9	115.7	—	412.8
Other Policyholders' Funds	26.1	769.6	33.0	828.7	78.3	8.8	563.9	—	1,479.7
Debt	—	—	—	—	—	—	—	3,767.6	3,767.6
All Other	36.3	27.2	209.2	272.7	125.6	71.1	594.4	2,023.0	3,086.8
Total Liabilities	4,655.3	1,604.9	4,049.0	10,309.2	2,809.7	3,017.7	30,473.1	5,790.6	52,400.3

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,473.7	666.6	2,165.0	4,305.3	822.4	2,083.1	4,495.2	765.1	12,471.1
Net Unrealized Loss on Securities and Net Loss on Derivatives	(106.3)	(67.0)	(141.6)	(314.9)	(115.0)	(72.1)	(1,282.6)	(497.3)	(2,281.9)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	149.4	15.1	171.2	335.7	130.9	261.2	202.1	—	929.9
Total Allocated Stockholders' Equity	1,516.8	614.7	2,194.6	4,326.1	838.3	2,272.2	3,414.7	267.8	11,119.1

Total Liabilities and Allocated Stockholders' Equity	$6,172.1	$2,219.6	$6,243.6	$14,635.3	$3,648.0	$5,289.9	$33,887.8	$6,058.4	$63,519.4

6. 3

Unum Group Financial Results by Segment

We measure and analyze our segment performance on the basis of "segment adjusted operating revenue" and "segment adjusted operating income" or "segment adjusted operating loss", which differ from total revenue and income before income tax as presented in our consolidated statements of income due to the exclusion of investment gains or losses, reserve assumption updates, as well as certain other items as specified in the following pages. Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, impairment losses, and gains or losses on derivatives. These performance measures are in accordance with GAAP guidance for segment reporting, but they should not be viewed as a substitute for total revenue, income before income tax, or net income.

	Three Months Ended			Year Ended
	3/31/2026	3/31/2025	% Change	12/31/2025	12/31/2024	% Change
Premium Income
Unum US	$1,840.5	$1,780.9	3.3%	$7,083.5	$6,883.2	2.9%
Unum International	286.7	246.7	16.2	1,082.8	949.5	14.0
Colonial Life	472.7	457.3	3.4	1,839.1	1,783.9	3.1
Closed Block	194.1	218.0	(11.0)	825.6	880.8	(6.3)
	2,794.0	2,702.9	3.4	10,831.0	10,497.4	3.2
Net Investment Income
Unum US	158.3	148.9	6.3	604.2	632.2	(4.4)
Unum International	29.6	28.5	3.9	145.6	128.8	13.0
Colonial Life	46.8	42.2	10.9	172.6	161.5	6.9
Closed Block	229.1	269.7	(15.1)	1,016.5	1,148.9	(11.5)
Corporate	19.6	23.9	(18.0)	93.8	58.6	60.1
	483.4	513.2	(5.8)	2,032.7	2,130.0	(4.6)
Other Income
Unum US	66.8	71.9	(7.1)	258.8	235.9	9.7
Unum International	3.3	0.1	N.M.	7.7	1.6	N.M.
Colonial Life	0.7	0.4	75.0	1.6	4.0	(60.0)
Closed Block	11.3	9.9	14.1	49.9	51.7	(3.5)
Corporate	0.7	—	N.M.	0.4	1.3	(69.2)
	82.8	82.3	0.6	318.4	294.5	8.1
Total Segment Adjusted Operating Revenue
Unum US	2,065.6	2,001.7	3.2	7,946.5	7,751.3	2.5
Unum International	319.6	275.3	16.1	1,236.1	1,079.9	14.5
Colonial Life	520.2	499.9	4.1	2,013.3	1,949.4	3.3
Closed Block	434.5	497.6	(12.7)	1,892.0	2,081.4	(9.1)
Corporate	20.3	23.9	(15.1)	94.2	59.9	57.3
	$3,360.2	$3,298.4	1.9	$13,182.1	$12,921.9	2.0

Unum Group Financial Results by Segment - Continued

	Three Months Ended			Year Ended
	3/31/2026	3/31/2025	% Change	12/31/2025	12/31/2024	% Change
Adjusted Benefits and Expenses
Unum US	$1,727.7	$1,672.6	3.3%	$6,666.6	$6,312.1	5.6%
Unum International	288.7	236.6	22.0	1,083.8	922.1	17.5
Colonial Life	392.4	384.2	2.1	1,549.7	1,482.7	4.5
Closed Block	579.8	489.6	18.4	1,973.8	2,010.1	(1.8)
Corporate	63.9	65.0	(1.7)	265.8	251.1	5.9
	3,052.5	2,848.0	7.2	11,539.7	10,978.1	5.1
Segment Adjusted Operating Income (Loss)
Unum US	337.9	329.1	2.7	1,279.9	1,439.2	(11.1)
Unum International	30.9	38.7	(20.2)	152.3	157.8	(3.5)
Colonial Life	127.8	115.7	10.5	463.6	466.7	(0.7)
Closed Block	(145.3)	8.0	N.M.	(81.8)	71.3	N.M.
Corporate	(43.6)	(41.1)	6.1	(171.6)	(191.2)	(10.3)
	$307.7	$450.4	(31.7)	$1,642.4	$1,943.8	(15.5)
7. 1

Unum Group Quarterly Historical Financial Results by Segment

	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025
Premium Income
Unum US	$1,840.5	$1,748.6	$1,755.4	$1,798.6	$1,780.9
Unum International	286.7	283.9	281.1	271.1	246.7
Colonial Life	472.7	463.2	456.5	462.1	457.3
Closed Block	194.1	196.4	195.0	216.2	218.0
	2,794.0	2,692.1	2,688.0	2,748.0	2,702.9
Net Investment Income
Unum US	158.3	148.3	151.9	155.1	148.9
Unum International	29.6	34.7	36.2	46.2	28.5
Colonial Life	46.8	43.5	44.3	42.6	42.2
Closed Block	229.1	237.6	224.7	284.5	269.7
Corporate	19.6	17.9	19.7	32.3	23.9
	483.4	482.0	476.8	560.7	513.2
Other Income
Unum US	66.8	63.4	65.5	58.0	71.9
Unum International	3.3	4.4	2.9	0.3	0.1
Colonial Life	0.7	0.3	0.6	0.3	0.4
Closed Block	11.3	11.6	16.3	12.1	9.9
Corporate	0.7	0.4	0.3	(0.3)	—
	82.8	80.1	85.6	70.4	82.3
Total Segment Adjusted Operating Revenue
Unum US	2,065.6	1,960.3	1,972.8	2,011.7	2,001.7
Unum International	319.6	323.0	320.2	317.6	275.3
Colonial Life	520.2	507.0	501.4	505.0	499.9
Closed Block	434.5	445.6	436.0	512.8	497.6
Corporate	20.3	18.3	20.0	32.0	23.9
	$3,360.2	$3,254.2	$3,250.4	$3,379.1	$3,298.4

Unum Group Quarterly Historical Financial Results by Segment - Continued

	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025
Adjusted Benefits and Expenses
Unum US	$1,727.7	$1,666.8	$1,633.7	$1,693.5	$1,672.6
Unum International	288.7	289.8	281.4	276.0	236.6
Colonial Life	392.4	393.1	384.8	387.6	384.2
Closed Block	579.8	482.8	477.8	523.6	489.6
Corporate	63.9	69.4	67.7	63.7	65.0
	3,052.5	2,901.9	2,845.4	2,944.4	2,848.0
Segment Adjusted Operating Income (Loss)
Unum US	337.9	293.5	339.1	318.2	329.1
Unum International	30.9	33.2	38.8	41.6	38.7
Colonial Life	127.8	113.9	116.6	117.4	115.7
Closed Block	(145.3)	(37.2)	(41.8)	(10.8)	8.0
Corporate	(43.6)	(51.1)	(47.7)	(31.7)	(41.1)
	$307.7	$352.3	$405.0	$434.7	$450.4

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Year Ended
	3/31/2026	3/31/2025	12/31/2025	12/31/2024
Segment Adjusted Operating Revenue
Premium Income	$1,840.5	$1,780.9	$7,083.5	$6,883.2
Net Investment Income	158.3	148.9	604.2	632.2
Other Income	66.8	71.9	258.8	235.9
Total	2,065.6	2,001.7	7,946.5	7,751.3

Adjusted Benefits and Expenses
Adjusted Policy Benefits Including Remeasurement Loss or Gain	1,095.3	1,063.2	4,268.1	4,008.3
Commissions	219.4	205.6	794.9	729.3
Deferral of Acquisition Costs	(91.6)	(84.7)	(331.7)	(320.9)
Amortization of Deferred Acquisition Costs	68.7	65.2	283.3	292.5
Other Expenses	435.9	423.3	1,652.0	1,602.9
Total	1,727.7	1,672.6	6,666.6	6,312.1

Segment Adjusted Operating Income	337.9	329.1	1,279.9	1,439.2
Reserve Assumption Updates	—	—	147.7	143.6
Income before Income Tax and Net Investment Gains and Losses	$337.9	$329.1	$1,427.6	$1,582.8

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	59.5%	59.7%	60.3%	58.2%
Other Expense Ratio[2]	22.9%	23.0%	22.6%	22.5%
Segment Adjusted Operating Income Ratio	18.4%	18.5%	18.1%	20.9%
Income Ratio			20.2%	23.0%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2025 and 2024.
[2]Ratio of Other Expenses to Premium Income plus Unum US Group Disability Other Income, which is primarily related to fee-based services.

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Year Ended
	3/31/2026	3/31/2025	12/31/2025	12/31/2024
Segment Adjusted Operating Revenue
Premium Income
Group Long-term Disability	$498.8	$504.5	$2,011.1	$2,086.1
Group Short-term Disability	310.7	278.3	1,138.4	1,084.0
Total Premium Income	809.5	782.8	3,149.5	3,170.1
Net Investment Income	76.0	74.0	296.0	311.2
Other Income	60.9	56.0	228.6	232.1
Total	946.4	912.8	3,674.1	3,713.4

Adjusted Benefits and Expenses
Adjusted Policy Benefits Including Remeasurement Loss or Gain	515.7	483.7	1,964.3	1,871.8
Commissions	69.8	65.0	250.1	244.4
Deferral of Acquisition Costs	(16.3)	(16.1)	(60.7)	(62.2)
Amortization of Deferred Acquisition Costs	13.9	10.4	58.2	64.7
Other Expenses	256.7	250.6	982.4	973.5
Total	839.8	793.6	3,194.3	3,092.2

Segment Adjusted Operating Income	106.6	119.2	479.8	621.2
Reserve Assumption Updates	—	—	105.8	90.0
Income Before Income Tax and Net Investment Gains and Losses	$106.6	$119.2	$585.6	$711.2

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	63.7%	61.8%	62.4%	59.0%
Other Expense Ratio[2]	29.5%	29.9%	29.1%	28.6%
Segment Adjusted Operating Income Ratio	13.2%	15.2%	15.2%	19.6%
Income Ratio			18.6%	22.4%

Persistency:
Group Long-term Disability	92.2%	90.7%	91.1%	93.3%
Group Short-term Disability	90.7%	87.5%	88.9%	91.7%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2025 and 2024.
[2]Ratio of Other Expenses to Premium Income plus Other Income, which is primarily related to fee-based services.

9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Year Ended
	3/31/2026	3/31/2025	12/31/2025	12/31/2024
Segment Adjusted Operating Revenue
Premium Income
Group Life	$495.4	$466.2	$1,871.1	$1,784.7
Accidental Death & Dismemberment	53.0	48.2	195.6	186.1
Total Premium Income	548.4	514.4	2,066.7	1,970.8
Net Investment Income	23.5	18.2	81.6	88.3
Other Income	0.7	0.1	1.2	1.5
Total	572.6	532.7	2,149.5	2,060.6

Adjusted Benefits and Expenses
Adjusted Policy Benefits Including Remeasurement Loss or Gain	338.7	356.7	1,394.9	1,307.2
Commissions	51.1	47.0	186.3	168.0
Deferral of Acquisition Costs	(12.3)	(11.6)	(45.5)	(40.6)
Amortization of Deferred Acquisition Costs	8.7	6.1	39.0	38.4
Other Expenses	71.3	65.3	255.4	243.0
Total	457.5	463.5	1,830.1	1,716.0

Segment Adjusted Operating Income	115.1	69.2	319.4	344.6
Reserve Assumption Updates	—	—	3.1	13.0
Income Before Income Tax and Net Investment Gains and Losses	$115.1	$69.2	$322.5	$357.6

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	61.8%	69.3%	67.5%	66.3%
Other Expense Ratio	13.0%	12.7%	12.4%	12.3%
Segment Adjusted Operating Income Ratio	21.0%	13.5%	15.5%	17.5%
Income Ratio			15.6%	18.1%

Persistency:
Group Life	92.6%	89.2%	90.2%	92.0%
Accidental Death & Dismemberment	92.2%	87.9%	89.1%	91.2%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2025 and 2024.
9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Year Ended
	3/31/2026	3/31/2025	12/31/2025	12/31/2024
Segment Adjusted Operating Revenue
Premium Income
Voluntary Benefits	$253.8	$234.1	$927.4	$879.2
Individual Disability	146.5	168.7	615.1	566.0
Dental and Vision	82.3	80.9	324.8	297.1
Total Premium Income	482.6	483.7	1,867.3	1,742.3
Net Investment Income	58.8	56.7	226.6	232.7
Other Income	5.2	15.8	29.0	2.3
Total	546.6	556.2	2,122.9	1,977.3

Adjusted Benefits and Expenses
Adjusted Policy Benefits Including Remeasurement Loss or Gain	240.9	222.8	908.9	829.3
Commissions	98.5	93.6	358.5	316.9
Deferral of Acquisition Costs	(63.0)	(57.0)	(225.5)	(218.1)
Amortization of Deferred Acquisition Costs	46.1	48.7	186.1	189.4
Other Expenses	107.9	107.4	414.2	386.4
Total	430.4	415.5	1,642.2	1,503.9

Segment Adjusted Operating Income	116.2	140.7	480.7	473.4
Reserve Assumption Updates - Voluntary Benefits	—	—	11.1	(12.2)
Reserve Assumption Updates - Individual Disability	—	—	27.7	52.8
Income Before Income Tax and Net Investment Gains and Losses	$116.2	$140.7	$519.5	$514.0

Operating Ratios (% of Premium Income):
Benefit Ratio	49.9%	46.1%	48.7%	47.6%
Other Expense Ratio	22.4%	22.2%	22.2%	22.2%
Segment Adjusted Operating Income Ratio	24.1%	29.1%	25.7%	27.2%
Income Ratio			27.8%	29.5%

Persistency:
Voluntary Benefits	75.8%	76.8%	76.5%	76.0%
Individual Disability	87.9%	88.2%	87.7%	89.0%
Dental and Vision	79.9%	82.2%	83.3%	81.4%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2025 and 2024.
9. 3

Unum Group Financial Results for Unum International Segment

	Three Months Ended		Year Ended
	3/31/2026	3/31/2025	12/31/2025	12/31/2024
Segment Adjusted Operating Revenue
Premium Income
Unum UK
Group Long-term Disability	$104.8	$100.2	$427.5	$418.0
Group Life	77.0	61.6	275.7	211.3
Supplemental	50.3	41.9	184.2	165.6
Unum Poland	54.6	43.0	195.4	154.6
Total Premium Income	286.7	246.7	1,082.8	949.5
Net Investment Income	29.6	28.5	145.6	128.8
Other Income	3.3	0.1	7.7	1.6
Total	319.6	275.3	1,236.1	1,079.9

Adjusted Benefits and Expenses
Adjusted Policy Benefits Including Remeasurement Loss or Gain	203.5	164.1	772.8	649.2
Commissions	31.0	22.4	95.7	82.5
Deferral of Acquisition Costs	(9.2)	(5.3)	(22.0)	(17.8)
Amortization of Deferred Acquisition Costs	3.4	2.5	10.7	9.5
Other Expenses	60.0	52.9	226.6	198.7
Total	288.7	236.6	1,083.8	922.1

Segment Adjusted Operating Income	30.9	38.7	152.3	157.8
Reserve Assumption Updates	—	—	5.4	(7.5)
Income Before Income Tax and Net Investment Gains and Losses	$30.9	$38.7	$157.7	$150.3

Unum Group Financial Results for Unum UK

	Three Months Ended		Year Ended
(in millions of pounds, except exchange rate)	3/31/2026	3/31/2025	12/31/2025	12/31/2024
Segment Adjusted Operating Revenue
Premium Income
Group Long-term Disability	£77.8	£79.4	£324.0	£327.0
Group Life	57.1	48.9	208.8	165.1
Supplemental	37.2	33.2	139.6	129.5
Total Premium Income	172.1	161.5	672.4	621.6
Net Investment Income	19.1	20.1	99.4	91.9
Other Income	2.3	0.1	5.3	0.1
Total	193.5	181.7	777.1	713.6

Adjusted Benefits and Expenses
Adjusted Policy Benefits Including Remeasurement Loss or Gain	125.5	108.4	494.5	433.8
Commissions	14.9	10.1	40.6	38.2
Deferral of Acquisition Costs	(3.3)	(1.2)	(3.9)	(3.8)
Amortization of Deferred Acquisition Costs	1.6	1.3	4.9	5.2
Other Expenses	34.4	33.6	133.5	122.4
Total	173.1	152.2	669.6	595.8

Segment Adjusted Operating Income	20.4	29.5	107.5	117.8
Reserve Assumption Updates	—	—	0.7	(6.4)
Income Before Income Tax and Net Investment Gains and Losses	£20.4	£29.5	£108.2	£111.4

Weighted Average Pound/Dollar Exchange Rate	1.343	1.264	1.318	1.278

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	72.9%	67.1%	73.5%	69.8%
Other Expense Ratio	20.0%	20.8%	19.9%	19.7%
Segment Adjusted Operating Income Ratio	11.9%	18.3%	16.0%	19.0%
Income Ratio			16.1%	17.9%

Persistency:
Group Long-term Disability	90.6%	92.1%	92.3%	92.0%
Group Life	87.1%	88.9%	90.1%	89.1%
Supplemental	91.4%	89.4%	93.3%	90.4%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2025 and 2024.
10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Year Ended
	3/31/2026	3/31/2025	12/31/2025	12/31/2024
Segment Adjusted Operating Revenue
Premium Income
Accident, Sickness, and Disability	$252.8	$247.1	$993.5	$969.5
Life	128.3	119.9	483.6	458.0
Cancer and Critical Illness	91.6	90.3	362.0	356.4
Total Premium Income	472.7	457.3	1,839.1	1,783.9
Net Investment Income	46.8	42.2	172.6	161.5
Other Income	0.7	0.4	1.6	4.0
Total	520.2	499.9	2,013.3	1,949.4

Adjusted Benefits and Expenses
Adjusted Policy Benefits Including Remeasurement Loss or Gain	217.3	218.1	885.1	850.7
Commissions	102.9	97.3	398.6	378.4
Deferral of Acquisition Costs	(89.8)	(82.6)	(343.4)	(312.8)
Amortization of Deferred Acquisition Costs	62.1	57.7	233.1	219.0
Other Expenses	99.9	93.7	376.3	347.4
Total	392.4	384.2	1,549.7	1,482.7

Segment Adjusted Operating Income	127.8	115.7	463.6	466.7
Reserve Assumption Updates	—	—	8.9	46.0
Income Before Income Tax and Net Investment Gains and Losses	$127.8	$115.7	$472.5	$512.7

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	46.0%	47.7%	48.1%	47.7%
Other Expense Ratio	21.1%	20.5%	20.5%	19.5%
Segment Adjusted Operating Income Ratio	27.0%	25.3%	25.2%	26.2%
Income Ratio			25.7%	28.7%

Persistency:
Accident, Sickness, and Disability	73.8%	73.6%	74.1%	73.7%
Life	84.3%	83.8%	84.2%	84.4%
Cancer and Critical Illness	81.2%	82.2%	82.1%	82.2%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2025 and 2024.

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Year Ended
	3/31/2026	3/31/2025	12/31/2025	12/31/2024
Segment Adjusted Operating Revenue
Premium Income
Long-term Care	$159.4	$176.2	$670.8	$696.1
All Other	34.7	41.8	154.8	184.7
Total Premium Income	194.1	218.0	825.6	880.8
Net Investment Income	229.1	269.7	1,016.5	1,148.9
Other Income	11.3	9.9	49.9	51.7
Total	434.5	497.6	1,892.0	2,081.4

Adjusted Benefits and Expenses
Adjusted Policy Benefits Including Remeasurement Loss or Gain	487.9	425.6	1,660.8	1,767.1
Commissions	15.2	17.9	66.1	68.4
Other Expenses	76.7	46.1	246.9	174.6
Total	579.8	489.6	1,973.8	2,010.1

Segment Adjusted Operating Income (Loss)	(145.3)	8.0	(81.8)	71.3
Reserve Assumption Updates - Long-Term Care	—	—	(643.1)	174.1
Reserve Assumption Updates - All Other	—	—	2.6	1.2
Income (Loss) Before Income Tax and Net Investment Gains and Losses	$(145.3)	$8.0	$(722.3)	$246.6

Long-term Care Net Premium Ratio[1]	97.6%	94.7%	97.5%	94.6%

Operating Ratios (% of Premium Income):
Other Expense Ratio	39.5%	21.1%	29.9%	19.8%
Segment Adjusted Operating Income (Loss) Ratio	(74.9)%	3.7%	(9.9)%	8.1%
Income (Loss) Ratio			(87.5)%	28.0%

[1]Gross of reinsurance.

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Year Ended
	3/31/2026	3/31/2025	12/31/2025	12/31/2024
Segment Adjusted Operating Revenue
Net Investment Income	$19.6	$23.9	$93.8	$58.6
Other Income	0.7	—	0.4	1.3
Total	20.3	23.9	94.2	59.9

Interest, Debt, and Adjusted Other Expenses	63.9	65.0	265.8	251.1

Segment Adjusted Operating Loss	(43.6)	(41.1)	(171.6)	(191.2)
Settlement Loss on the U.S. Pension Plan Annuity Purchase	—	—	(103.8)	—
Accelerated Charitable Contribution	—	—	(20.0)	—
Loss on Legal Settlement	—	—	—	(15.3)
Loss Before Income Tax and Net Investment Gains and Losses	$(43.6)	$(41.1)	$(295.4)	$(206.5)

Unum Group Investments

	3/31/2026			3/31/2026	12/31/2025
Fixed Maturity Securities (Fair Value)			Selected Statistics
Corporate Bonds	$27,546.3	82.8%	Earned Book Yield	4.29%	4.35%
Municipal Securities	3,000.0	9.0	Average Duration (in years)	8.31	8.42
Foreign Governments	844.9	2.5
Asset-Backed Securities[1]	586.8	1.8
Mortgage-Backed Securities	770.1	2.3
United States Government and Agencies	544.9	1.6
Redeemable Preferred Stocks	7.8	—
Total	$33,300.8	100.0%

	3/31/2026
Fixed Maturity Securities (Fair Value)
Public	$27,240.3	81.8%
Private[2]	6,060.5	18.2
Total	$33,300.8	100.0%

	Amortized Cost	Fair Value	Private Equity Partnerships	3/31/2026	12/31/2025
Quality Ratings of Fixed Maturity Securities			Private Credit Partnerships	$231.2	$255.8
Aaa	3.7%	3.7%	Private Equity Partnerships	658.7	651.4
Aa	16.9	16.3	Real Asset Partnerships	554.2	549.1
A	32.9	33.3	Total	$1,444.1	$1,456.3
Baa	42.8	42.9
Below Baa	3.7	3.8
Total	100.0%	100.0%	Non-Current Investments	$—	$—

1Includes credit-tranched securities collateralized by loan obligations, auto loans, and other asset types
2Excludes Rule 144A securities, which are included in Public investments

Unum Group Investments at March 31, 2026

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)

Classification	Fair Value	Net Unrealized Gain (Loss)	Fair Value with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,146.2	$(110.2)	$1,426.2	$(140.8)	$720.0	$30.6
Capital Goods	2,819.4	(132.6)	1,818.0	(185.3)	1,001.4	52.7
Communications	1,990.3	(86.4)	1,053.4	(156.8)	936.9	70.4
Consumer Cyclical	1,260.5	(96.3)	895.1	(112.7)	365.4	16.4
Consumer Non-Cyclical	5,630.5	(502.4)	4,109.1	(586.9)	1,521.4	84.5
Energy	2,127.7	15.1	805.2	(73.2)	1,322.5	88.3
Financial Institutions	3,655.6	(292.4)	2,992.2	(310.3)	663.4	17.9
Mortgage/Asset-Backed[1]	1,356.9	(15.0)	800.5	(22.7)	556.4	7.7
Sovereigns	844.9	(144.5)	425.5	(159.4)	419.4	14.9
Technology	1,478.4	(135.3)	1,242.3	(143.9)	236.1	8.6
Transportation	1,440.1	(115.9)	1,033.5	(132.8)	406.6	16.9
U.S. Government Agencies and Municipalities	3,544.9	(417.2)	2,329.8	(492.3)	1,215.1	75.1
Public Utilities	5,005.4	(196.9)	2,716.6	(333.7)	2,288.8	136.8
Total	$33,300.8	$(2,230.0)	$21,647.4	$(2,850.8)	$11,653.4	$620.8

Gross Unrealized Loss on Fixed Maturity Securities by Length of Time in Unrealized Loss Position

	Investment-Grade				Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss			Fair Value	Gross Unrealized Loss
Less than 91 days	$5,084.6	$(91.5)			$341.9	$(7.1)
91 through 180 days	1,090.6	(52.9)			16.3	(1.2)
181 through 270 days	149.4	(12.0)			3.4	(0.4)
271 days to 1 year	27.4	(2.6)			—	—
Greater than 1 year	14,667.9	(2,625.0)			265.9	(58.1)
Total	$21,019.9	$(2,784.0)			$627.5	$(66.8)

1Includes credit-tranched securities collateralized by loan obligations, auto loans, and other asset types
14.1

Appendix to Statistical Supplement

2026 Significant Items:
•None.

2025 Significant Items:

•In February 2025, Unum Life Insurance Company of America entered into a master transaction agreement with Fortitude Reinsurance Company Ltd. (Fortitude Re) which resulted in the execution of a coinsurance agreement (reinsurance agreement) during July 2025. This reinsurance agreement reinsures a portion of our Closed Block long-term care business and a portion of our Unum US individual disability business on a coinsurance basis to Fortitude Re effective January 2025. The reinsurance agreement represents approximately 21 percent of total Closed Block long-term care future policy benefits and approximately 15 percent of Unum US individual disability future policy benefits as of December 31, 2024. Upon closing the transaction in July of 2025, we transferred to Fortitude Re $953.5 million million of cash as well as fixed maturity securities with a fair value totaling $3,230.1 million and accrued investment income of $47.1 million. After consideration of the final settlement, the final ceding commission related to this transaction was $442.3 million. Fortitude Re has an A rating by A.M. Best Company and has established a collateralized trust account for the benefit of Unum America to secure its obligations. As a result of this reinsurance agreement, we recognized the following:
•Net realized investment loss totaling $46.8 million during the year ended December 31, 2025.
•Reinsurance recoverable of $3,620.5 million comprised of ceded reserves of $3,315.2 million related to the Closed Block long-term care product line and $305.3 million related to the Unum US individual disability product line.
•Cost of reinsurance of $848.2 million related to the Closed Block long-term care product line and a deferred gain on reinsurance related to the Unum US individual disability product line of $145.9 million
•Write-off of deferred acquisition costs related to the Unum US individual disability product line of $100.3 million which is included as a component of deferred gain on reinsurance.
•Third quarter of 2025 reserve assumption updates resulting in a net reserve increase of $478.5 million before tax, or $377.8 million after tax.
•During the fourth quarter of 2025, we incurred a loss related to an accelerated charitable contribution of $20.0 million before tax, or $15.8 million after tax.
•During the fourth quarter of 2025, we incurred a settlement loss of $103.8 million before tax, or $82.0 million after tax, related to a purchase of an annuity contract which transferred a portion of our U.S. qualified defined benefit pension plan obligation to a third party.

2024 Significant Items:

•Third quarter of 2024 reserve assumption updates resulting in a net reserve decrease of $357.4 million before tax, or $282.6 million after tax.
•During the third quarter of 2024, we incurred a loss of $15.3 million before tax, or $12.1 million after tax, for the settlement of an employment-related matter.

Appendix to Statistical Supplement - Continued

Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•After-tax adjusted operating income or loss, which excludes investment gains or losses, Closed Block segment after-tax adjusted operating income or loss, and reserve assumption updates, as well as certain other items, as applicable;
•Adjusted operating return on equity, which is calculated using our core operating segments' after-tax segment adjusted operating income or loss and our core operating segments' equity adjusted to exclude the unrealized gain or loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain or loss on derivatives;
•After-tax segment adjusted operating income or loss, which excludes investment gains or losses and reserve assumption updates, as well as certain other items, as applicable.
•Leverage ratio, which excludes the unrealized gain or loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain or loss on derivatives;
•Book value per common share, which is calculated excluding accumulated other comprehensive income (loss) (AOCI).
•Premium income in constant currency, which excludes the impact of fluctuations in exchange rates between the U.S. dollar and the local currencies in which our Unum International segment is conducted. Given volatility in foreign currency exchange markets, exchange rates can fluctuate between periods. We believe translating prior period results using current period local currency exchange rates provides a more comparable view of our results; and

We measure and analyze our segment performance on the basis of "segment adjusted operating revenue" and "segment adjusted operating income" or "segment adjusted operating loss", which differ from total revenue and income before income tax as presented in our consolidated statements of income due to the following items:

•Segment adjusted operating revenue, which excludes investment gains or losses;
•Segment adjusted operating income or loss, which excludes investment gains or losses and reserve assumption updates, as well as certain other items, as applicable.

Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, impairment losses, and gains or losses on derivatives. Investment gains or losses and unrealized gains or losses on securities depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures.

We have completed reinsurance transactions to exit significant portions of our Closed Block businesses and we are no longer accepting new enrollments on existing group long-term care policies. As a result of these actions and the continued run-off of the Closed Block business, Closed Block segment earnings are less relevant to our financial results and as such, we exclude the results of the Closed Block segment from after-tax adjusted operating income. As part of this update, we also determined that it is no longer necessary to adjust after-tax adjusted operating income to exclude the amortization of the cost of reinsurance, the amortization of the deferred gain on reinsurance, and the impact of non-contemporaneous reinsurance, because the majority of these items are included in Closed Block segment results. Prior period financial information has been adjusted to conform to this updated presentation.

Cash flow assumptions used to calculate our liability for future policy benefits are reviewed at least annually and updated, as needed, with the resulting impact reflected in net income. While the effects of these assumption updates are recorded in the reporting period in which the review is completed, these updates reflect experience emergence and changes to expectations spanning multiple periods. We believe that by excluding the impact of reserve assumption updates we are providing a more comparable and consistent view of our quarterly results.
15.1

We may at other times exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace net income or net loss as a measure of our overall profitability.

For a reconciliation of the most directly comparable GAAP measures to these non-GAAP financial measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 15.3, other than book value per common share, which is presented on page 2.

15.2

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended					Year Ended
	March 31	December 31	September 30	June 30	March 31	December 31	December 31
	2026	2025				2025	2024
Total Revenue	$3,355.2	$3,244.1	$3,378.4	$3,361.4	$3,091.6	$13,075.5	$12,887.3
Excluding:
Net Investment Gain (Loss)	(5.0)	(10.1)	128.0	(17.7)	(206.8)	(106.6)	(34.6)
Segment Adjusted Operating Revenue	$3,360.2	$3,254.2	$3,250.4	$3,379.1	$3,298.4	$13,182.1	$12,921.9

	Three Months Ended					Year Ended
	March 31	December 31	September 30	June 30	March 31	December 31	December 31
	2026	2025				2025	2024
Income Before Income Tax	$302.7	$218.4	$54.5	$417.0	$243.6	$933.5	$2,251.3
Excluding:
Net Investment Gain (Loss)
Net Investment Gain (Loss) Related to the Fortitude Re Reinsurance Transaction	—	—	137.6	(8.5)	(175.9)	(46.8)	—
Net Investment Loss, Other	(5.0)	(10.1)	(9.6)	(9.2)	(30.9)	(59.8)	(34.6)
Net Investment Gain (Loss)	(5.0)	(10.1)	128.0	(17.7)	(206.8)	(106.6)	(34.6)
Reserve Assumption Updates	—	—	(478.5)	—	—	(478.5)	357.4
Settlement Loss on the U.S. Pension Plan Annuity Purchase	—	(103.8)	—	—	—	(103.8)	—
Accelerated Charitable Contribution	—	(20.0)	—	—	—	(20.0)	—
Loss on Legal Settlement	—	—	—	—	—	—	(15.3)
Segment Adjusted Operating Income	$307.7	$352.3	$405.0	$434.7	$450.4	$1,642.4	$1,943.8
15.3

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Segment Adjusted Operating Income (Loss)	Average Allocated Equity[1]	Annualized Adjusted Operating Return on Equity

Three Months Ended March 31, 2026
Unum US	$267.8	$4,291.0	25.0%
Unum International	22.8	837.8	10.9%
Colonial Life	101.2	2,109.7	19.2%
Core Operating Segments	391.8	7,238.5	21.7%
Corporate	(39.3)	1,513.9
Closed Block	(116.5)	3,589.0
Total	$236.0	$12,341.4

Three Months Ended March 31, 2025
Unum US	$259.9	$4,526.0	23.0%
Unum International	29.6	769.7	15.4%
Colonial Life	91.3	1,960.5	18.6%
Core Operating Segments	380.8	7,256.2	21.0%
Corporate	(32.0)	567.1
Closed Block	3.7	4,954.2
Total	$352.5	$12,777.5

1Excludes unrealized loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net loss on derivatives and is calculated using the stockholders' equity balances presented on page 15.6. Due to updates to our calculation of after-tax adjusted operating income for which the beginning balance of 2026 for certain stockholders' equity line items were adjusted, we are computing the average allocated equity for 2026 using internally allocated equity that reflects the adjusted beginning balance at January 1, 2026. As a result, average equity for the three months ended March 31, 2026 for certain of our segments will not compute using the historical allocated equity at December 31, 2025.
15.4

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Segment Adjusted Operating Income (Loss)	Average Allocated Equity[1]	Adjusted Operating Return on Equity

Year Ended December 31, 2025
Unum US	$1,011.5	$4,441.2	22.8%
Unum International	118.5	799.0	14.8%
Colonial Life	365.8	2,011.0	18.2%
Core Operating Segments	1,495.8	7,251.2	20.6%
Corporate	(124.2)	555.2
Closed Block	(74.0)	4,830.0
Consolidated	$1,297.6	$12,636.4

Year Ended December 31, 2024
Unum US	$1,137.6	$4,523.2	25.2%
Unum International	120.9	776.8	15.6%
Colonial Life	368.2	1,869.2	19.7%
Core Operating Segments	1,626.7	7,169.2	22.7%
Corporate	(137.1)	53.8
Closed Block	46.0	5,324.1
Consolidated	$1,535.6	$12,547.1

1 Excludes unrealized loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net loss on derivatives and is calculated using the stockholders' equity balances presented on page 15.6.
15.5

	Three Months Ended March 31		Year Ended December 31
	2026	2025	2025	2024
	(in millions)		(in millions)
Net Income	$232.0	$189.1	$738.5	$1,779.1
Excluding:
Net Investment Loss
Net Investment Loss Related to Fortitude Re Reinsurance Transaction (net of tax benefit of $—; $36.9; $9.9; $—)	—	(139.0)	(36.9)	—
Net Investment Loss, Other (net of tax benefit of $1.0; $6.5; $13.2; $7.6)	(4.0)	(24.4)	(46.6)	(27.0)
Total Net Investment Loss	(4.0)	(163.4)	(83.5)	(27.0)
Reserve Assumption Updates (net of tax expense (benefit) of $—; $—; $(100.7); $74.8)	—	—	(377.8)	282.6
Settlement Loss on the U.S. Pension Plan Annuity Purchase (net of tax benefit of $—; $—; $21.8; $—)	—	—	(82.0)	—
Accelerated Charitable Contribution (net of tax benefit of $—; $—; $4.2; $—)	—	—	(15.8)	—
Loss on Legal Settlement (net tax benefit of $—; $—; $—; $3.2)	—	—	—	(12.1)
After-tax Segment Adjusted Operating Income	$236.0	$352.5	$1,297.6	$1,535.6

Average allocated equity is computed as follows:

	3/31/2026	12/31/2025	3/31/2025	12/31/2024	12/31/2023
Total Stockholders' Equity	$10,892.4	$11,119.1	$11,214.0	$10,961.1	$9,651.4
Excluding:
Net Unrealized Loss on Securities	(2,432.3)	(2,003.1)	(2,333.2)	(2,755.2)	(1,919.1)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	1,395.1	929.9	1,019.1	1,185.4	(648.4)
Net Unrealized Loss on Derivatives	(282.1)	(278.8)	(225.2)	(270.7)	(73.7)
Total Adjusted Stockholders' Equity	$12,211.7	$12,471.1	$12,753.3	$12,801.6	$12,292.6

	Three Months Ended	Twelve Months Ended	Three Months Ended	Twelve Months Ended
	3/31/2026	12/31/2025	3/31/2025	12/31/2024
Average Adjusted Stockholders' Equity	$12,341.4	$12,636.4	$12,777.5	$12,547.1

15.6

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended March 31
	2026		2025
	(in millions)	per share*	(in millions)	per share*
Net Income	$232.0	$1.41	$189.1	$1.06
Excluding:
Net Investment Loss
Net Investment Loss Related to the Fortitude Re Reinsurance Transaction (net of tax benefit of $—; $36.9)	—	—	(139.0)	(0.78)
Net Investment Loss, Other (net of tax benefit of $1.0; $6.5)	(4.0)	(0.03)	(24.4)	(0.13)
Total Net Investment Loss	(4.0)	(0.03)	(163.4)	(0.91)
Closed Block Segment After-Tax Adjusted Operating Income (Loss) (net of tax expense (benefit) of $(28.8); $4.3)	(116.5)	(0.70)	3.7	0.02
After-tax Adjusted Operating Income	$352.5	$2.14	$348.8	$1.95

*Assuming Dilution.

15.7

Reconciliation of Non-GAAP Financial Measures - Continued

	Year Ended December 31
	2025		2024
	(in millions)	per share *	(in millions)	per share *
Net Income	$738.5	$4.27	$1,779.1	$9.46
Excluding:
Net Investment Losses
Net Investment Loss Related to Reinsurance Transaction (net of tax benefit of $9.9; $—)	(36.9)	(0.21)	—	—
Net Investment Loss, Other (net of tax benefit of $13.2; $7.6)	(46.6)	(0.28)	(27.0)	(0.14)
Total Net Investment Loss	(83.5)	(0.49)	(27.0)	(0.14)
Closed Block Segment After-tax Adjusted Operating Income (Loss) (net of tax expense (benefit) of $(7.8); $25.3)	(74.0)	(0.43)	46.0	0.24
Reserve Assumption Updates (net of tax expense (benefit) of $(100.7); $74.8)	(377.8)	(2.18)	282.6	1.50
Settlement Loss on the U.S. Pension Plan Annuity Purchase (net of tax benefit of $21.8; $—)	(82.0)	(0.47)	—	—
Accelerated Charitable Contribution (net of tax benefit of $4.2; $—)	(15.8)	(0.09)	—	—
Loss on Legal Settlement (net tax benefit of $—; $3.2)	—	—	(12.1)	(0.06)
After-tax Adjusted Operating Income	$1,371.6	$7.93	$1,489.6	$7.92

*Assuming Dilution.

15.8

Reconciliation of Non-GAAP Financial Measures - Continued

	March 31		December 31
	2026	2025	2025	2024
Debt	$3,762.0	$3,741.6	$3,767.6	$3,739.8
Including:
Lease Liability	74.7	68.3	78.9	69.4
Adjusted Debt and Lease Liability	$3,836.7	$3,809.9	$3,846.5	$3,809.2

Total Stockholders' Equity	$10,892.4	$11,214.0	$11,119.1	$10,961.1
Excluding:
Net Unrealized Loss on Securities	(2,432.3)	(2,333.2)	(2,003.1)	(2,755.2)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	1,395.1	1,019.1	929.9	1,185.4
Net Loss on Derivatives	(282.1)	(225.2)	(278.8)	(270.7)
Equity, As Adjusted	12,211.7	12,753.3	12,471.1	12,801.6
Debt, As Adjusted and Lease Liability	3,836.7	3,809.9	3,846.5	3,809.2
Total Adjusted Capital	$16,048.4	$16,563.2	$16,317.6	$16,610.8

Leverage Ratio	23.9%	23.0%	23.6%	22.9%

	March 31, 2026	March 31, 2025
	Premium Income	Premium Income in Local Currency[1]		Weighted Average Premium Income Exchange Rate[2]	Premium Income in Constant Currency

Unum International
Unum UK	$232.1		£161.5	1.349	$217.9
Unum Poland	54.6	zł	171.2	0.277	47.4
Total	286.7				265.3
Unum US	1,840.5		$1,780.9		1,780.9
Colonial Life	472.7		$457.3		457.3
Core Operations	$2,599.9				$2,503.5

[1]Premium income shown in millions of pounds for Unum UK, millions of zlotys for Unum Poland, and millions of U.S. dollars for Unum US and Colonial Life.
[2]Exchange rate is calculated using the average foreign currency exchange rates for the most recent period, applied to the comparable prior period.

15.9